UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 1998


                       Transnational Financial Corporation
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        (Exact name of small business issuer as specified in its charter)


California                          1-14219                   94-2964195
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(State or other jurisdiction    (Commission File            (I.R.S.Employer
of incorporation)                   Number)                 Identification No.)

401 Taraval Street, San Francisco, CA                       94116
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(Address of principal executive offices)                    (Zip Code)



      (Registrant's telephone number, including area code: (415) 334-7000
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant.

         Effective September 14, 1998, Transnational Financial Corporation (the "Company") appointed Deloitte & Touche LLP as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of Moss Adams LLP, who was dismissed as auditors of the Company contemporaneously therewith and has been asked to furnish a letter to the Securities & Exchange Commission to the effect that it has no material disagreements with the statements made in this
Item 4.

         Management represents as follows:

                  (a) There have been no disputes between management and the auditors and the auditors' reports contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (b) The decision to change accountants from Moss Adams LLP (the "Accountant") to Deloitte & Touche LLP has been approved by the Company's Board of Directors

                  (c) During the registrant's two most recent fiscal years and any subsequent interim period there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized the Accountant to respond fully to the inquiries of the successor accountant.

                  (d) The Accountant expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in
         Item 304(a)(1)(v) of Regulation S-K, including but not limited to:

                           (i) except as set forth in (e) below, the Accountant
                  has not advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                           (ii) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                           (iii) the Accountant has not advised the registrant
                  of the need to expand significantly the scope of its audit, or notified the registrant that information has come to the Accountant's attention that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (B) cause it


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                  to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the Accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the Accountant did not so expand the scope of its audit or conduct such further investigation;

                           (iv) the Accountant has not advised the registrant
                  that information has come to the Accountant's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the Accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the Accountant's resignation, or for any other reason, the issue has not been resolved to the Accountant's satisfaction prior to its resignation.

                  (e) In a report to the United States Department of Housing and Urban Development, dated March 12, 1998, the Accountant indicated the following with respect to the registrant:

                  "The Company did not employ a sufficient number of accounting and finance personnel. The effects of not maintaining an adequate accounting staff and system of internal controls can result in errors in the processing and recording of financial data.

                  "The Company has experienced rapid growth in recent years, and is in a phase of transition, moving from a small, closely held business towards a larger, professionally managed organization. Accordingly, in the past, the Company has focused resources on its core loan production business, and has oriented itself towards developing processes and controls over administering loan origination and secondary marketing activities rather than emphasizing the reporting of financial data."

                  The Accountant concluded, "The reportable condition described above is a material weakness." The registrant stated in the same report:

                  "We agree with the auditors reportable condition...Until the advent of recent growth, our Company was able to operate efficiently without a complex or sophisticated accounting system.

                  "Pursuant to an extensive interview and hiring process, the Company has employed a corporate controller who is experienced in the mortgage banking industry. The addition of experienced personnel in the accounting and finance area will ensure that financial data is reported properly."

                  In the same letter the Accountant concluded that it had "performed tests of its [the


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         Company's] compliance with certain provisions of laws, regulations, contracts and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards."

                  (f) The registrant has provided the Accountant with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that the Accountant furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant. The Company has appended such letter hereto as exhibit 16.

Item 7.  Financial Statements and Exhibits.

Exhibit 16. Letter re change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: September 15, 1998
                                    Transnational Financial Corporation


                                    /s/ Joseph Kristul
                                    Joseph Kristul, Chief Executive Officer



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